UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
______________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 9, 2022

KADANT INC.
(Exact name of registrant as specified in its charter)

Commission file number 001-11406

Delaware	52-1762325
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)
One Technology Park Drive
Westford, Massachusetts 01886
(Address of principal executive offices, including zip code)
(978) 776-2000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	KAI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

KADANT INC.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Compensatory Arrangements of Certain Officers

On March 9, 2022, the Board of Directors (the “Board”) of Kadant Inc. (the “Company”) approved the Kadant Inc. amended and restated Cash Incentive Plan (the “Cash Incentive Plan”). The Company's Cash Incentive Plan amends and restates the prior cash incentive plan reapproved by stockholders and effective as of May 17, 2017, which terminates at the Company's 2022 Annual Meeting of Stockholders, to remove references to Section 162(m) of the Internal Revenue Code ("Section 162(m)") as such section is no longer applicable to the Cash Incentive Plan. The Cash Incentive Plan enables the Company to attract, retain, motivate and reward eligible employees by providing an opportunity to earn incentive compensation related to the performance of the Company and its subsidiaries. The Cash Incentive Plan is administered by the Company's Compensation Committee (the "Committee"). The Committee is authorized to, among other things, grant awards, set performance goals (including discretionary goals) and periods, and designate executive officers, officers and other key employees of the Company and its subsidiaries to participate in the Cash Incentive Plan. The amendment removes the prior dollar limit on individual awards under the Cash Incentive Plan, which had been included because it was required by Section 162(m). All of the Company's executive officers are participants in the Cash Incentive Plan. Stockholder approval of the Cash Incentive Plan, which was a Section 162(m) requirement, is no longer required, and the Cash Incentive Plan shall remain in effect for future years unless and until amended, terminated, or replaced at the discretion of the Board.

The preceding summary of the Cash Incentive Plan is qualified in its entirety by reference to the full text of such plan, a copy of which is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits
Exhibit
No.	Description of Exhibits

99.1	Kadant Inc. Cash Incentive Plan, amended and restated effective as of March 9, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

KADANT INC.
SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KADANT INC.

Date: March 15, 2022	By	/s/ Michael J. McKenney
Michael J. McKenney Executive Vice President and Chief Financial Officer

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